Item 12(b)

Exhibit 99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code)

In connection with the attached Report on Form N-CSR of Thornburg Investment Trust in respect of the following Thornburg Funds: Limited Term Municipal Fund, Intermediate Municipal Fund, Strategic Municipal Income Fund, California Limited Term Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Strategic Income Fund, Value Fund, International Value Fund, Core Growth Fund, International Growth Fund, Investment Income Builder Fund, Global Opportunities Fund, and Developing World Fund (hereafter referred to as the “Funds”) to be filed with the Securities and Exchange Commission (the “Report”), each of the undersigned officers of the Trust does hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of such officer’s knowledge:

1. The Report fully complies with the requirements of 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Thornburg Investment Trust, in respect of the Funds as of, and for, the periods presented in the Report.

Dated: May 20, 2011

/s/ Brian J. McMahon
Brian J. McMahon President and principal executive officer

Dated: May 20, 2011

/s/ George T. Strickland
George T. Strickland Treasurer and principal financial officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Report or as a separate disclosure document.